THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP

                                 IL PROTECTOR(R)
                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1998

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy.* Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus. We will send you another copy of any prospectus, without charge, on written request.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST ACCOUNT. Your policy permits you to transfer a limited amount of your unloaned policy account value out of the Guaranteed Interest Account within 30 days of your policy anniversary. See THE GUARANTEED INTEREST ACCOUNT in your prospectus. From March 16, 1998 through JULY 10, 1998, we are relaxing our policy rules to permit you to transfer any amount of unloaned policy account value out of the Guaranteed Interest Account to a division of the Separate Account whether or not you are within 30 days of your policy anniversary. Your written transfer request must be received in our Administrative Office by JULY 10, 1998, in order to take advantage of this unrestricted transfer opportunity. See CHARGE FOR TRANSFERS in your prospectus. We reserve the right to extend this offer beyond this date without notice.


----------------------

*This  supplement  updates  certain  information  contained  in the IL Protector
 Prospectus dated May 1, 1998; the Incentive Life Plus Prospectus dated May 1, 1998; the IL COLI supplement thereto dated May 1, 1998; and the Survivorship 2000 Prospectus dated May 1, 1998.


--------------------------------------------------------------------------------
EVM-130                 THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.
                             Copyright 1998 The Equitable Life Assurance Society
                                      of the United States. All rights reserved.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES


                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP


                                 IL PROTECTOR(R)
                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                              SPECIAL OFFER POLICY
                               INCENTIVE LIFE 2000
                                  CHAMPION 2000
                                 INCENTIVE LIFE

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1998

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy* and any prior supplements to that prospectus.** Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request. Corporations and other trade or business entities that either own or have a beneficial interest in any life insurance policy should refer to the tax information contained herein concerning the potential application of new tax rules which can impact the ability to deduct interest on borrowing unrelated to the policy.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST ACCOUNT. Your policy permits you to transfer a limited amount of your unloaned policy account value out of the Guaranteed Interest Account within 30 days of your policy anniversary. See THE GUARANTEED INTEREST ACCOUNT in your prospectus. From March 16, 1998 through JULY 10, 1998 (extended from May 15, 1998), we are relaxing our policy rules to permit you to transfer any amount of unloaned policy account value out of the Guaranteed Interest Account to a division of the Separate Account whether or not you are within 30 days of your policy anniversary. Your written transfer request must be received in our Administrative Office by JULY 10, 1998, in order to take advantage of this unrestricted transfer opportunity. An interfund transfer form follows this supplement. See CHARGE FOR TRANSFERS in your prospectus. We reserve the right to further extend this offer beyond this date without notice.

EQUITABLE. The information under the heading "Equitable" in your prospectus is updated as follows:

EQUITABLE. The Equitable Life Assurance Society of the United States (Equitable), a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP
(AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the

------------------
 *This supplement updates certain  information  contained in the IL Protector(R)
  Prospectuses dated July 25, 1996, January 1, 1997 and May 1, 1997; the Incentive Life Plus Prospectuses dated December 19, 1994, May 1, 1995, September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997; the IL COLI supplements thereto dated September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997 and the Special Offer Policy supplements thereto dated May 1, 1995, September 15, 1995 and May 1, 1996; the Survivorship 2000 Prospectuses dated August 18, 1992, May 1, 1993, 1994 and 1995 and January 1 and May 1, 1997; the Incentive Life 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994, and the Special Offer Policy supplements thereto dated November 27, 1991, January 29, 1993, May 1, 1993, 1994 and 1995; the Champion 2000
  Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; and the Incentive Life Prospectuses dated August 29, 1989, February 27, 1991 and May 1, 1990, 1993 and 1994.

**If the date of your  prospectus  is  prior  to May 1,  1997,  you  received  a prospectus supplement dated May 1, 1997. You may have also received supplements dated May 1, 1996, January 1, 1997 and February 28, 1998. These supplements are still relevant and should be retained with your prospectus.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
      All rights reserved. IL Protector(R) is a registered Service Mark of The Equitable Life Assurance Society of the United States.

EVM-127

Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, the variable life insurance policies listed above were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

INVESTMENT PORTFOLIOS. As of May 1, 1998, your policy offers the following twenty-four investment portfolios, along with the guaranteed interest option. The twenty-four investment portfolios are as follows:


                                              INVESTMENT PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
   FIXED INCOME SERIES:                           EQUITY SERIES:                         ASSET ALLOCATION SERIES:
---------------------------- ---------------------------------------------------------  ---------------------------
Domestic Fixed Income        Domestic Equity              International Equity          o  Alliance Conservative
---------------------        ---------------              --------------------             Investors
   o Alliance Money Market      o T. Rowe Price Equity       o Alliance Global          o  EQ/Putnam Balanced
   o Alliance Intermediate        Income                     o Alliance International   o  Alliance Balanced
     Government Securities      o EQ/Putnam Growth &         o T. Rowe Price            o  Alliance Growth
   o Alliance Quality Bond        Income Value                 International Stock         Investors
Aggressive Fixed Income         o Alliance Growth &          o Morgan Stanley           o  Merrill Lynch World
-----------------------           Income                       Emerging Markets            Strategy
   o Alliance High Yield        o Alliance Equity Index        Equity
                                o Merrill Lynch Basic     Aggressive Equity
                                  Value Equity            -----------------
                                o Alliance Common Stock      o Alliance Aggressive
                                o MFS Research                 Stock
                                                             o Warburg Pincus Small
                                                               Company Value
                                                             o Alliance Small Cap
                                                               Growth
                                                             o MFS Emerging Growth
                                                               Companies


PERFORMANCE INFORMATION. If your prospectus sets forth performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN," that information and any illustrations of policy values based on such information are deleted.

THE SEPARATE  ACCOUNT AND THE  TRUSTS.  The  information  relating to the Morgan
  Stanley Emerging Markets Equity Portfolio under the heading "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS" in your supplement or prospectus dated May 1, 1997 is replaced with the following:


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                PORTFOLIO                               INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets          Primarily equity securities of emerging market      Long-term capital appreciation.
   Equity                                country issuers with a focus on those in which
                                         the  portfolio   adviser  believes  the
                                         economies are  developing  strongly and in
                                         which the markets are becoming  more
                                         sophisticated.
------------------------------------------------------------------------------------------------------------------------------------


DEDUCTIONS AND CHARGES

FROM THE TRUSTS. The information under the section "From the Trust" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

  The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                           1997 RESTATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
HRT PORTFOLIO                                                 MANAGEMENT FEE         OTHER EXPENSES     TOTAL ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................        0.35%                  0.04%                 0.39%
Alliance Intermediate Government Securities...............        0.50%                  0.06%                 0.56%
Alliance Quality Bond.....................................        0.53%                  0.05%                 0.58%
Alliance High Yield.......................................        0.60%                  0.04%                 0.64%
Alliance Growth & Income..................................        0.55%                  0.04%                 0.59%
Alliance Equity Index.....................................        0.32%                  0.04%                 0.36%
Alliance Common Stock.....................................        0.37%                  0.03%                 0.40%
Alliance Global...........................................        0.65%                  0.08%                 0.73%
Alliance International....................................        0.90%                  0.18%                 1.08%
Alliance Aggressive Stock.................................        0.54%                  0.03%                 0.57%
Alliance Small Cap Growth*................................        0.90%                  0.05%                 0.95%
Alliance Conservative Investors...........................        0.48%                  0.07%                 0.55%
Alliance Balanced.........................................        0.42%                  0.05%                 0.47%
Alliance Growth Investors.................................        0.52%                  0.05%                 0.57%


------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.

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EQ Advisors Trust. The EQ Advisors Trust commenced operations on May 1, 1997. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:


-------------------------------------------------------------------------------------------------------------------------------
                                                                            1998 ESTIMATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
EQAT PORTFOLIO                                               MANAGEMENT          12B-1            OTHER        TOTAL ANNUAL
                                                                 FEE             FEES           EXPENSES*        EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income...............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Growth & Income Value...........................       0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity..........................       0.55%            0.25%            0.05%            0.85%
MFS Research..............................................       0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock.........................       0.75%            0.25%            0.20%            1.20%
Morgan Stanley Emerging Markets Equity**..................       1.15%            0.25%            0.35%            1.75%
Warburg Pincus Small Company Value........................       0.65%            0.25%            0.10%            1.00%
MFS Emerging Growth Companies.............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Balanced........................................       0.55%            0.25%            0.10%            0.90%
Merrill Lynch World Strategy..............................       0.70%            0.25%            0.25%            1.20%


------------------
 *After fee  waivers or assumptions  by EQAT's Manager pursuant to an expense limitation agreement. See the attached EQAT prospectus.
**Commenced operations on August 20, 1997.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE. Footnote 6 to the Separate Account FP financial statements included herein contains information about the net return for each Fund which commenced operations prior to December 31, 1997. The attached prospectuses for The Hudson River Trust and the EQ Advisors Trust contain rates of return and other portfolio performance information of the Trusts various periods ended December 31, 1997. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (888) 855-5100.

The values reported in footnote 6 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT and EQAT. The returns reported in footnote 6 for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

FLEXIBLE PREMIUMS. Certain of the information under this caption in your prospectus is amended as follows:

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

YOUR POLICY ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

TAX EFFECTS. Certain of the information under the heading "Tax Effects" has been revised as follows:

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under the policy will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

The information below generally applies to policies issued after June 8, 1997. However, certain material changes to existing policies could cause your policy to be considered a new policy for purposes of this effective date.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual (two, in the case of Survivorship 2000 policies), and such individual(s) is (are), at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business (or, for Survivorship 2000, a 20 percent owner of such entity and his/her spouse). Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy, (e.g., pursuant to a split-dollar agreement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

DISTRIBUTION.   Certain  of  the   information   presented   under  the  caption
"Distribution" in your prospectus is revised as follows:


EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of the EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934
Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EQF was paid a fee of $325,380 annually for its services as distributor of our policies.


YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

ILLUSTRATIONS OF POLICY BENEFITS. Certain of the information under this caption in your prospectus is revised as follows: The new aggregate expense assumption for the portfolios is 0.63% per annum (0.59% per annum for investment management fees and 0.04% per annum for other expenses). The investment management fee assumption is the average of the advisory fees payable for each HRT and EQAT Portfolio based on average net assets for 1997. The other expense assumption is the weighted average of the other expenses (including any applicable 12b-1 distribution fees) of the HRT and EQAT Portfolios based on average net assets for 1997. The tables under this caption in your prospectus have not been restated to reflect this new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1997, 1996 and 1995 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1997, 1996 and 1995 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse  LLP
------------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director of  Equitable  since July 1992.  Chairman and Chief Executive  Officer  of
Rhone-Poulenc  S.A.                     Rhone-Poulenc  S.A.  Member  of the Supervisory Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)

-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.

-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various Equitable affiliates. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company  ("Casualty")  and  EQAT  (since March  1997).   Previously   held  other
                                        officerships   with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.

-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President,  and Chief Marketing  Officer since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado     (since    January    1995). Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty,    since    September    1997. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995. Previously held other  officerships with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996,    Equitable.    Director,    EQF. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------


                                      A-4

                                                                      Appendix B

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to the EQAT portfolios and managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------
 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17
Inflation Adjusted                7.58            1.96             2.46             2.02            0.58
Since 1926..............

-------------------
Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------
                                      B-2

                                  SURVIVORSHIP
                                      2000

                          Prospectus Dated May 1, 1998

--------------------------------------------------------------------------------
Survivorship 2000 is a flexible premium joint survivorship variable life policy issued by The Equitable Life Assurance Society of the United States (Equitable).

You may decide the amount of premiums to invest and when, within limits. Other than the initial premium, there are no required premiums (however, under certain conditions, additional premiums may be needed to keep the policy in effect). Net premiums are deposited in a Policy Account.

Policy Account values increase or decrease with investment experience and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed interest option and the following twenty-four investment portfolios:

                              INVESTMENT PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------
    FIXED INCOME SERIES:                            EQUITY SERIES:                         ASSET ALLOCATION SERIES:
-----------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income         Domestic Equity              International Equity         o  Alliance Conservative
---------------------         ---------------              --------------------            Investors
   o Alliance Money Market       o T. Rowe Price Equity       o Alliance Global         o  EQ/Putnam Balanced
   o Alliance Intermediate         Income                     o Alliance International  o  Alliance Balanced
     Government Securities       o EQ/Putnam Growth &         o T. Rowe Price           o  Alliance Growth Investors
   o Alliance Quality Bond         Income Value                 International Stock     o  Merrill Lynch World
Aggressive Fixed Income          o Alliance Growth & Income   o Morgan Stanley Emerging    Strategy
-----------------------          o Alliance Equity Index        Markets Equity
   o Alliance High Yield         o Merrill Lynch Basic     Aggressive Equity
                                   Value Equity            -----------------
                                 o Alliance Common Stock      o Alliance Aggressive
                                 o MFS Research                 Stock
                                                              o Warburg Pincus Small
                                                                Company Value
                                                              o Alliance Small Cap
                                                                Growth
                                                              o MFS Emerging Growth
                                                                Companies
-----------------------------------------------------------------------------------------------------------------------

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Survivorship 2000 provides life insurance coverage on two insureds, with a death benefit payable when the last surviving insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus the Policy Account. You can reduce the Face Amount and change the death benefit option, within limits.

The policy may go into default if the Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest) is insufficient to pay the policy's monthly deductions. When this condition exists, we guarantee that the policy will remain in force under the death benefit guarantee provision (if available) as long as the accumulated premiums you've paid, less withdrawals, are at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account value). Otherwise, your policy will end without value unless you make a required payment.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Survivorship 2000 would be to your advantage. You may examine the policy for a limited period after your initial payment and if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN SURVIVORSHIP 2000. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO CURRENT PROSPECTUSES FOR BOTH THE HUDSON RIVER TRUST AND THE EQ ADVISORS TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
                              All rights reserved.
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EVM-125  Cat. No. 127651

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                                TABLE OF CONTENTS

                                                        PAGE
                                                        ----

SUMMARY OF SURVIVORSHIP 2000 FEATURES......................1

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE AND
         SURVIVORSHIP 2000 INVESTMENT CHOICES..............7
         THE COMPANY THAT ISSUES SURVIVORSHIP 2000.........7
            Equitable......................................7
         THE SEPARATE ACCOUNT AND THE TRUSTS...............7
            The Separate Account...........................7
            The Trusts.....................................7
            HRT's Manager And Investment Adviser...........8
            EQAT's Manager.................................8
            EQAT's Investment Advisers ....................9
            Investment Policies And Objectives Of The
               Trusts' Portfolios.........................10
         THE GUARANTEED INTEREST ACCOUNT..................12
            Amounts In The Guaranteed Interest Account....12
            Adding Interest In The Guaranteed Interest
               Account....................................12
            Transfers Out Of The Guaranteed Interest
               Account....................................12

PART 2 -- DETAILED INFORMATION ABOUT SURVIVORSHIP 2000....12
         FLEXIBLE PREMIUMS................................12
         DEATH BENEFITS...................................14
         CHANGES IN INSURANCE PROTECTION..................14
            Reducing The Face Amount......................14
            Changing The Death Benefit Option.............14
            When Policy Changes Go Into Effect............15
         MATURITY BENEFITS................................15
         LIVING BENEFIT OPTION............................15
         ADDITIONAL BENEFITS MAY BE AVAILABLE.............15
         YOUR POLICY ACCOUNT VALUE........................15
            Amounts In The Separate Account...............15
            How We Determine The Unit Value...............16
            Transfers Of Policy Account Value.............16
            Automatic Transfer Service....................16
            Telephone Transfers...........................16
            Charge For Transfers..........................17
         BORROWING FROM YOUR POLICY ACCOUNT...............17
            How To Request A Loan.........................17
            Policy Loan Interest..........................17
            When Interest Is Due..........................18
            Repaying The Loan.............................18
            The Effects Of A Policy Loan..................18
         PARTIAL WITHDRAWALS AND SURRENDER................18
            Partial Withdrawals...........................18
            Allocation Of Partial Withdrawals And Charges.18
            The Effects Of A Partial Withdrawal...........18
            Surrender For Net Cash Surrender Value........18
         DEDUCTIONS AND CHARGES...........................19
            Deductions From Your Premiums.................19
            Deductions From Your Policy Account...........19
            How Policy Account Charges Are Allocated......20
            Charge Against The Separate Account...........20
            Charges Of The Trusts.........................21
            Purpose Of Policy Charges.....................21

         ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000...21
            Your Policy Can Terminate.....................21
            You May Restore A Policy After It Terminates..21 Policy Periods, Anniversaries, Dates And Ages.22
         TAX EFFECTS......................................22
            Policy Proceeds...............................22
            Policy Terminations...........................24
            Living Benefits...............................24
            Diversification...............................24
            Riders........................................24
            Policy Changes................................24
            Tax Changes...................................25
            Estate And Generation Skipping Taxes..........25
            Trade Or Business Entity Owns Or Is Directly
               Or Indirectly A Beneficiary Of The Policy..25
            Our Taxes.....................................25
            When We Withhold Income Taxes.................25

PART 3 -- ADDITIONAL INFORMATION..........................26
         YOUR VOTING PRIVILEGES...........................26
            Trust Voting Privileges.......................26
            How We Determine Your Voting Shares...........26
            Separate Account Voting Rights................26
         OUR RIGHT TO CHANGE HOW WE OPERATE...............26
         OUR REPORTS TO POLICYOWNERS......................27
         LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY......27
         YOUR PAYMENT OPTIONS.............................27
         YOUR BENEFICIARY.................................27
         ASSIGNING YOUR POLICY............................27
         WHEN WE PAY POLICY PROCEEDS......................28
         DIVIDENDS........................................28
         REGULATION.......................................28
         SPECIAL CIRCUMSTANCES............................28
         DISTRIBUTION.....................................28
         LEGAL PROCEEDINGS................................29
         ACCOUNTING AND ACTUARIAL EXPERTS.................29
         ADDITIONAL INFORMATION...........................29
         YEAR 2000 PROGRESS...............................29
         MANAGEMENT.......................................30

PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS................34
         INDIVIDUAL ILLUSTRATIONS.........................34

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS...............FSA-1

EQUITABLE FINANCIAL STATEMENTS...........................F-1

APPENDIX A -- COMMUNICATING PERFORMANCE DATA.............A-1
              LONG-TERM MARKET TRENDS....................A-1
              AVERAGE ANNUAL RATES OF RETURN.............A-2
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In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner(s) of the policy. We refer to the persons who are covered by the policy as the "insured persons" because the insured persons and the policyowner(s) may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.
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--------------------------------------------------------------------------------
                      SUMMARY OF SURVIVORSHIP 2000 FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS in
   Part 2 of this prospectus.

POLICY ACCOUNT

o After certain charges are deducted from your premium payment, the balance, called your net premium, is put in your Policy Account. Net premiums can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (HRT), or the EQ Advisors Trust (EQAT), each of which is a mutual fund. Subject to certain conditions, you have access to the Policy Account value through loans, partial withdrawals or by surrendering the policy. You may also adjust your allocation to the various investment options by changing your allocation percentages or by making transfers among the Funds and the Guaranteed Interest Account. If the policy is owned by two or more persons, we will require authorization from each owner before taking any action under the policy.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE ON OR WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST ACCOUNT AND AMONG THE FUNDS MAY BE REQUESTED AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on deductions from that Account and on the interest rates declared each year by Equitable (4% minimum, before deductions).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (equal to the Policy Account value) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.

o Partial withdrawals of Net Cash Surrender Value may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS AND SURRENDER in Part 2 of this prospectus.

o The policy may be surrendered for its Net Cash Surrender Value (Policy Account value less any loan and accrued loan interest), less any lien securing a Living Benefit payment, at which time insurance coverage will end.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus the Policy Account.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS in Part 2 of this prospectus.

o After the first year, you may reduce the Face Amount or change the death benefit option, within limits. The minimum Face Amount is $200,000. See CHANGES IN INSURANCE PROTECTION in Part 2 of this prospectus.

o The death benefit is payable when the last surviving insured person dies while the policy is in effect.

DEATH BENEFIT GUARANTEE

o The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value (Policy Account value). The death benefit guarantee is not available in some jurisdictions, including New York, New Jersey and Massachusetts. You should check with your Equitable agent to determine whether the guaranteed minimum death benefit is available in your state. See DEATH BENEFITS in Part 2 of this prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATURITY BENEFITS

o A maturity benefit equal to the Net Cash Surrender Value, less any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the younger insured person's 100th birthday, if either or both of the insured persons are still living on that date. See MATURITY BENEFITS in Part 2 of this prospectus.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION in Part 2 of this prospectus.

ADDITIONAL BENEFITS

o Estate Protector, Option to Split Upon Divorce and Option to Split Upon Federal Tax Law Change riders are available. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus.)

o Charge for taxes imposed by states and other jurisdictions. Such charges currently range between .70% and 5% (Virgin Islands).

o Premium Sales Charge in the first policy year equal to 30% of premiums paid up to one "target premium," plus 3% of premiums paid in excess of the target premium in that year. If you paid at least one target premium in the first policy year, the Premium Sales Charge in each subsequent year is equal to 7.5% (6% for certain age combinations of insured persons) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year. However, if you paid less than one target premium in the first policy year, the Premium Sales Charge in the second, third and fourth policy years is equal to 7.5% (6% for certain combinations of insured persons) of premiums paid up to the lesser of one target premium or the highest amount of premiums paid in any prior year, plus 30% on premiums paid in excess of this amount until premiums paid in that year equal the target premium, plus 3% of premiums paid in excess of the target premium in that year. The Premium Sales Charge in policy years five and later is equal to 7.5% (6% for certain age combinations of insured persons) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year. Equitable currently intends to stop deducting the Premium Sales Charge at the end of the twentieth policy year. See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus for a detailed discussion, including an explanation of "target premium."

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus.)

o Monthly administrative charge of $0.07 per $1,000 of Face Amount during the first policy year, plus a current monthly administrative charge of $6 during each policy year. We may increase this latter charge, but we guarantee that it will never exceed $8 per month.

o Current monthly cost of insurance rates for standard risk insureds range from less than $0.01 per thousand of net amount at risk at the youngest ages to $83.33 per thousand of net amount at risk at the oldest ages (age 99 of each insured). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for standard risk insureds range from less than $0.01 (youngest ages) to $83.33 (oldest ages).

o  Monthly charge for any additional insurance benefits.

o  Certain policy transactions will result in the following charges:

   o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

   o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

o Monthly guaranteed minimum death benefit charge equal to $0.01 per $1,000 of Face Amount for policies with a guaranteed minimum death benefit provision.

FROM THE SEPARATE ACCOUNT (See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus.)

o Charge for certain mortality and expense risks of .90% per annum of average net assets in the Separate Account.

FROM THE TRUSTS

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.
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   The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                             1997 RESTATED FEES AND EXPENSES
                                                           --------------------------------------------------------------------
HRT PORTFOLIO                                                  MANAGEMENT FEE        OTHER EXPENSES     TOTAL ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................         0.35%                 0.04%                  0.39%
Alliance Intermediate Government Securities...............         0.50%                 0.06%                  0.56%
Alliance Quality Bond.....................................         0.53%                 0.05%                  0.58%
Alliance High Yield.......................................         0.60%                 0.04%                  0.64%
Alliance Growth & Income..................................         0.55%                 0.04%                  0.59%
Alliance Equity Index.....................................         0.32%                 0.04%                  0.36%
Alliance Common Stock.....................................         0.37%                 0.03%                  0.40%
Alliance Global...........................................         0.65%                 0.08%                  0.73%
Alliance International....................................         0.90%                 0.18%                  1.08%
Alliance Aggressive Stock.................................         0.54%                 0.03%                  0.57%
Alliance Small Cap Growth*................................         0.90%                 0.05%                  0.95%
Alliance Conservative Investors...........................         0.48%                 0.07%                  0.55%
Alliance Balanced.........................................         0.42%                 0.05%                  0.47%
Alliance Growth Investors.................................         0.52%                 0.05%                  0.57%

-------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.

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   EQ Advisors Trust. The EQ Advisors Trust commenced operations on May 1, 1997. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:

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                                                                            ESTIMATED 1998 FEES AND EXPENSES
                                                           --------------------------------------------------------------------
                                                                                                                TOTAL ANNUAL
EQAT PORTFOLIO                                              MANAGEMENT FEE     12B-1 FEES     OTHER EXPENSES*     EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income...............................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Growth & Income Value...........................        0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity..........................        0.55%            0.25%            0.05%            0.85%
MFS Research..............................................        0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock.........................        0.75%            0.25%            0.20%            1.20%
Morgan Stanley Emerging Markets Equity**..................        1.15%            0.25%            0.35%            1.75%
Warburg Pincus Small Company Value........................        0.65%            0.25%            0.10%            1.00%
MFS Emerging Growth Companies.............................        0.55%            0.25%            0.05%            0.85%
EQ/Putnam Balanced........................................        0.55%            0.25%            0.10%            0.90%
Merrill Lynch World Strategy..............................        0.70%            0.25%            0.25%            1.20%

-------------------
 * After fee waivers or assumptions by EQAT's Manager pursuant to an expense limitation agreement. See the attached EQAT prospectus.
** Commenced operations on August 20, 1997.

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VARIATIONS

o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Survivorship 2000 is sold. As a result, the terms of Survivorship 2000 may vary from jurisdiction to jurisdiction. The terms of Survivorship 2000 may also vary where special circumstances result in a reduction in our costs.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have the right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limit described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than 10 days after you receive the policy.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

DEFAULT AND TERMINATION

o If the Net Cash Surrender Value is insufficient to pay the policy's monthly deductions the policy will go into default unless the operation of the policy's guaranteed minimum death benefit provision results in a waiver of the monthly deductions. In order to benefit from the guaranteed minimum death benefit provision, accumulated premiums you've paid at 4% interest, less withdrawals at 4% interest, must be at least equal to a guaranteed minimum death benefit premium fund and any policy loan must not exceed the Cash Surrender Value. The guaranteed death benefit provision is not available in some jurisdictions, including New York, New Jersey and Massachusetts. If the policy goes into default, it will terminate without value unless you make a required payment. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus.

o You will be notified if a default occurs and given the opportunity to maintain the policy in force by paying the amount specified in the notice. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOU MAY RESTORE A POLICY AFTER IT TERMINATES in Part 2 of this prospectus.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax so long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity or policy termination may result in recognition of income for tax purposes. See TAX EFFECTS in Part 2 of this prospectus.

                    RATES OF RETURN AND YIELDS OF THE TRUSTS

The rates of return shown in the table below are based on the actual investment performance of The Hudson River Trust and EQ Advisors Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trusts (including Rule 12b-1 distribution fees, where applicable), for periods ending December 31, 1997. The historical performance of the Alliance Common Stock and Alliance Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been restated to reflect the investment management fees and estimated direct operating expenses that commenced on that date. The Alliance Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Alliance Money Market Portfolio and 30-day yield for the Alliance Intermediate Government Securities, Alliance Quality Bond and Alliance High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance would affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUSTS ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A SURVIVORSHIP 2000 POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS ON NEXT PAGE.
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                                                                 RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1997
                                                        -------------------------------------------------------------------------
                                                                                                                       SINCE
PORTFOLIO                                    SEC YIELDS    1 YEAR     3 YEARS     5 YEARS    10 YEARS    20 YEARS  INCEPTION(+)
---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SERIES
   Alliance Money Market                         5.35%       5.42%       5.50%       4.69%      5.78%         --        7.17%
   Alliance Intermediate Gov't Securities        5.57        7.29        8.06        5.94         --          --        7.00
   Alliance Quality Bond                         5.96        9.14       10.40          --         --          --        5.80
    Alliance High Yield                         10.32       18.48       20.42       15.89      12.80          --       12.04

EQUITY SERIES
   T. Rowe Price Equity Income                                 --          --          --         --          --       22.11**
   EQ/Putnam Growth & Income Value                             --          --          --         --          --       16.23**
   Alliance Growth & Income                                 26.90       23.65          --         --          --       15.94
   Alliance Equity Index                                    32.58       30.35          --         --          --       23.35
   Merrill Lynch Basic Value Equity                            --          --          --         --          --       16.99**
   Alliance Common Stock                                    29.40       28.66       21.08      18.00       17.56%      15.83
   MFS Research                                                --          --          --         --          --       16.07**
   Alliance Global                                          11.66       14.99       16.15      13.74          --       11.70
   Alliance International                                   (2.98)         --          --         --          --        6.39
   T. Rowe Price International Stock                           --          --          --         --          --       (1.49)**
   Morgan Stanley Emerging Markets Equity                      --          --          --         --          --      (20.16)*
   Alliance Aggressive Stock                                10.94       21.29       14.92      19.00          --       19.41
   Warburg Pincus Small Company Value                          --          --          --         --          --       19.15**
   Alliance Small Cap Growth                                   --          --          --         --          --       26.74**
   MFS Emerging Growth Companies                               --          --          --         --          --       22.42**

ASSET ALLOCATION SERIES
   Alliance Conservative Investors                          13.25       12.79        8.79         --          --        9.53
   EQ/Putnam Balanced                                          --          --          --         --          --       14.38**
   Alliance Balanced                                        15.06       15.45        9.71      12.04          --       12.30
   Alliance Growth Investors                                16.87       18.48       13.17         --          --       15.73
   Merrill Lynch World Strategy                                --          --          --         --          --        4.70**

-------------------
 * This  performance  is  unannualized  and  represents  less than five months of performance.
** This performance is unannualized and represents eight months of performance.
(+)The Alliance Small Cap Growth Portfolio received its initial funding on May 1, 1997; the Alliance  International  Portfolio on
   April 3, 1995; the Alliance Equity Index  Portfolio on March 1, 1994; the Alliance  Growth & Income and Alliance  Quality Bond
   Portfolios  on October 1, 1993;  the Alliance  Intermediate  Government  Securities  Portfolio on April 1, 1991;  the Alliance
   Conservative  Investors and the Alliance  Growth  Investors  Portfolios on October 2, 1989; the Alliance  Global  Portfolio on
   August 27, 1987; the Alliance High Yield  Portfolio on January 2, 1987; the Alliance  Aggressive  Stock and Alliance  Balanced
   Portfolios on January 27, 1986; the  predecessor of the Alliance Money Market  Portfolio on July 13, 1981; and the predecessor of the Alliance Common Stock Portfolio on January 13, 1976. The Morgan Stanley Emerging Markets Equity Portfolio  received its initial  funding on August 20, 1997; the T. Rowe Price Equity  Income,  EQ/Putnam  Growth & Income Value,  Merrill Lynch Basic
   Value Equity,  MFS Research,  T. Rowe Price  International  Stock,  Warburg  Pincus Small Company Value,  MFS Emerging  Growth
   Companies, EQ/Putnam Balanced and Merrill Lynch World Strategy Portfolios received their initial funding on May 1, 1997.

---------------------------------------------------------------------------------------------------------------------------------

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

PRIOR PERFORMANCE OF ADVISERS. The EQAT portfolios and the Alliance Small Cap Growth Portfolio of the HRT commenced operations in 1997. For investment performance of public mutual funds (or combinations thereof) advised by the same EQAT or HRT Investment Adviser that have investment objectives, policies, strategies and risks that their advisers believe to be substantially similar to those of corresponding portfolios of the EQAT or HRT, see the respective EQAT or HRT prospectus, attached to this prospectus. Such results are intended to show a potential investor the past results of a similar style of investment management and are not intended to be a substitute for actual performance, nor are such results an estimate or guarantee of future results for the EQAT or Alliance Small Cap Growth Portfolios. Keep in mind that such results do not reflect the deductions and charges under your policy, which, if applied, would reduce the returns shown.

ILLUSTRATIONS OF CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The following table was developed to demonstrate how the actual investment experience of the HRT (and its predecessors) and the EQAT would have affected the Cash Surrender Value of hypothetical Survivorship 2000 policies held for specified periods of time. The table illustrates premiums and Cash Surrender Values of twenty-four hypothetical Survivorship 2000 policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that the insureds are a standard risk 55-year-old male and a standard risk 50-year-old female, both non-smokers, and that each policy has a level death benefit, a $1,000,000 face amount and a $13,580 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of, and earned the actual return over, that entire calendar year of inception. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and from inception through December 31, 1997. No information has been included for the Morgan Stanley Emerging Markets Equity Portfolio, as its inception date was after June 30, 1997.
--------------------------------------------------------------------------------

   ILLUSTRATIONS OF SURVIVORSHIP 2000 POLICY ACCOUNT AND CASH SURRENDER VALUES
               BASED ON HISTORICAL INVESTMENT RESULTS, $1,000,000
                        OF INITIAL INSURANCE PROTECTION
                             AND CURRENT CHARGES (1)
                           MALE AGE 55 / FEMALE AGE 50
                               STANDARD NON-SMOKER

--------------------------------------------------------------------------------------------------------------
                                     ASSUMED POLICY          AT THE END OF                AT THE END OF
                                    PURCHASE DATE(2)     THE FIRST POLICY YEAR        THE FIFTH POLICY YEAR
                                   ------------------- -------------------------- ----------------------------
                                                                       POLICY                       POLICY
                                                                   ACCOUNT VALUE                ACCOUNT VALUE
                                                         TOTAL        AND CASH        TOTAL        AND CASH
                                      BEGINNING OF      PREMIUM      SURRENDER       PREMIUM      SURRENDER
             PORTFOLIO                    YEAR:          PAID          VALUE          PAID          VALUE
                                   ------------------- ---------- --------------- ----------- ----------------
THE FIXED INCOME SERIES:
-----------------------
DOMESTIC FIXED INCOME:
Alliance Money Market............          1982         $13,580       $ 9,220        $67,900        $ 69,429
Alliance Int. Gov't Securities...          1991          13,580         9,179         67,900          65,779
Alliance Quality Bond............          1994          13,580         7,665             --              --
AGGRESSIVE FIXED INCOME:
Alliance High Yield..............          1987          13,580         8,482         67,900          72,162
THE EQUITY SERIES:
-----------------
DOMESTIC EQUITY:
T. Rowe Price Equity Income......          1997          13,580        10,038             --              --
EQ/Putnam Growth & Income Value..          1997          13,580         9,527             --              --
Alliance Growth & Income.........          1994          13,580         8,053             --              --
Alliance Equity Index............          1994          13,580         8,208             --              --
Merrill Lynch Basic Value Equity.          1997          13,580         9,596             --              --
Alliance Common Stock............          1976          13,580         8,889         67,900         103,858
MFS Research.....................          1997          13,580         9,513             --              --
INTERNATIONAL EQUITY:
Alliance Global..................          1988          13,580         9,037         67,900          72,562
Alliance International...........          1995          13,580         9,095             --              --
T. Rowe Price International Stock          1997          13,580         7,999             --              --
Morgan Stanley Emerging Markets
Equity...........................           --               --            --             --              --
AGGRESSIVE EQUITY:
Alliance Aggressive Stock........          1986          13,580        11,148         67,900          86,836
Warburg Pincus Small Company Value         1997          13,580         9,778             --              --
Alliance Small Cap Growth........          1997          13,580        10,431             --              --
MFS Emerging Growth Companies....          1997          13,580        10,064             --              --
THE ASSET ALLOCATION SERIES:
---------------------------
Alliance Conservative Investors..          1990          13,580         8,650         67,900          63,615
EQ/Putnam Balanced...............          1997          13,580         9,377             --              --
Alliance Balanced................          1986          13,580        10,590         67,900          74,065
Alliance Growth Investors........          1990          13,580         9,019         67,900          73,509
Merrill Lynch World Strategy.....          1997          13,580         8,534             --              --
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                     ASSUMED POLICY            AT THE END OF              FROM POLICY PURCHASE
                                    PURCHASE DATE(2)       THE TENTH POLICY YEAR       THROUGH DECEMBER 31, 1997
                                   ------------------- ---------------------------- -------------------------------
                                                                          POLICY
                                                                      ACCOUNT VALUE                POLICY ACCOUNT
                                                           TOTAL         AND CASH        TOTAL        VALUE AND
                                      BEGINNING OF        PREMIUM       SURRENDER       PREMIUM    CASH SURRENDER
             PORTFOLIO                    YEAR:            PAID           VALUE          PAID           VALUE
                                   ------------------- ------------ --------------- ------------ ------------------
THE FIXED INCOME SERIES:
-----------------------
DOMESTIC FIXED INCOME:
Alliance Money Market............          1982           $135,800        $165,534      $217,280      $ 277,920
Alliance Int. Gov't Securities...          1991                 --              --        95,060         97,174
Alliance Quality Bond............          1994                 --              --        54,320         52,204
AGGRESSIVE FIXED INCOME:
Alliance High Yield..............          1987            135,800         225,501       149,380        278,025
THE EQUITY SERIES:
-----------------
DOMESTIC EQUITY:
T. Rowe Price Equity Income......          1997                 --              --        13,580         10,038
EQ/Putnam Growth & Income Value..          1997                 --              --        13,580          9,527
Alliance Growth & Income.........          1994                 --              --        54,320         69,860
Alliance Equity Index............          1994                 --              --        54,320         78,473
Merrill Lynch Basic Value Equity.          1997                 --              --        13,580          9,596
Alliance Common Stock............          1976            135,800         272,309       298,760      1,960,172
MFS Research.....................          1997                 --              --        13,580          9,513
INTERNATIONAL EQUITY:
Alliance Global..................          1988            135,800         232,486       135,800        232,486
Alliance International...........          1995                 --              --        40,740         33,578
T. Rowe Price International Stock          1997                 --              --        13,580          7,999
Morgan Stanley Emerging Markets
Equity...........................           --                  --              --           --           --
AGGRESSIVE EQUITY:
Alliance Aggressive Stock........          1986            135,800         314,580       162,960        445,245
Warburg Pincus Small Company Value         1997                 --              --        13,580          9,778
Alliance Small Cap Growth........          1997                 --              --        13,580         10,431
MFS Emerging Growth Companies....          1997                 --              --        13,580         10,064
THE ASSET ALLOCATION SERIES:
---------------------------
Alliance Conservative Investors..          1990                 --              --       108,640        131,887
EQ/Putnam Balanced...............          1997                 --              --        13,580          9,377
Alliance Balanced................          1986            135,800         192,687       162,960        269,886
Alliance Growth Investors........          1990                 --              --       108,640        166,492
Merrill Lynch World Strategy.....          1997                 --              --        13,580          8,534
-------------------------------------------------------------------------------------------------------------------

THE DEATH BENEFIT GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $13,580. SEE DEATH BENEFITS IN PART 2 OF THIS PROSPECTUS.

THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

(1) Policy values reflect all charges assessed under the policy and by the HRT or EQAT, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. Such charges may be increased in the future, but will never exceed the guaranteed maximum charges set forth in DEDUCTIONS AND CHARGES in part 2 of this prospectus. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of portfolio. Please refer to the explanation of this table on the previous page.

PART 1: DETAILED INFORMATION ABOUT EQUITABLE AND SURVIVORSHIP 2000 INVESTMENT CHOICES

THE COMPANY THAT ISSUES SURVIVORSHIP 2000

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, Survivorship 2000 policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

THE SEPARATE ACCOUNT AND THE TRUSTS

THE SEPARATE ACCOUNT. Separate Account FP (the "Separate Account") was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors.

The Separate Account has several Funds, each of which invests in either Class IA shares of a corresponding portfolio of the HRT or Class IB shares of a corresponding portfolio of the EQAT. You may allocate some or all premiums among the Funds.

In addition to premiums made under the policies, we may allocate to the Separate Account monies received under other variable life insurance policies. Owners of all such policies will participate in the Separate Account in proportion to the amounts they have in the Funds that relate to their policies. We may also retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to Policy Account values, or we may transfer them to our general account.

If any changes are made that result in a material change in the underlying investments of a Fund, policyowners will be notified. We may make other changes in the policies that do not reduce any Cash Surrender Value, Death Benefit, Policy Account value, or other accrued rights or benefits.


THE TRUSTS. The following portfolios of The Hudson River Trust (HRT) and the EQ Advisors Trust (EQAT) are available under your policy. The Funds of the Separate Account invest in these portfolios according to your instructions.


-------------------------------------------------------------------------------------------------------------------------------
                       HRT PORTFOLIOS                                                   EQAT PORTFOLIOS
-------------------------------------------------------------     -------------------------------------------------------------
FIXED INCOME SERIES:                                              EQUITY SERIES:
o  Alliance Money Market      o  Alliance Quality Bond            o  T. Rowe Price Equity       o  Morgan Stanley
o  Alliance Intermediate      o  Alliance High Yield                 Income                        Emerging Markets
   Government Securities                                          o  EQ/Putnam Growth &            Equity
                                                                     Income Value               o  Warburg Pincus
EQUITY SERIES:                                                    o  Merrill Lynch                 Small Company Value
o  Alliance Growth & Income   o  Alliance International              Basic Value Equity         o  MFS Emerging
o  Alliance Equity Index      o  Alliance Aggressive Stock        o  MFS Research                  Growth Companies
o  Alliance Common Stock      o  Alliance Small Cap Growth        o  T. Rowe Price
o  Alliance Global                                                   International Stock

ASSET ALLOCATION SERIES:                                          ASSET ALLOCATION SERIES:
o  Alliance Conservative      o  Alliance Growth                  o  EQ/Putnam Balanced         o  Merrill Lynch World
   Investors                     Investors                                                         Strategy
o  Alliance Balanced
-------------------------------------------------------------------------------------------------------------------------------

The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in either Class IA or Class IB shares of a corresponding portfolio. HRT portfolios sell Class IA shares to the Funds and EQAT portfolios sell Class IB shares to the Funds. (Class IA shares of the EQAT portfolios are not offered at this time.)

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policy owners arising out of this. However, the Board of Trustees of HRT intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response to any of those events insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity portfolio and Merrill Lynch World Strategy portfolio, are "diversified" for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan relating to Class IB shares and all other aspects of their operations, appears in the HRT prospectus (beginning after this prospectus), the EQAT prospectus (beginning after the HRT prospectus), or in their respective Statements of Additional Information, which are available upon request.

HRT'S MANAGER AND INVESTMENT ADVISER. HRT is managed and its portfolios are advised by Alliance Capital Management L.P. ("Alliance"), which is registered with the SEC as an investment adviser under the 1940 Act.

In its role as manager of the HRT, Alliance has overall responsibility for the general management and administration of the HRT, including selecting the portfolio managers for HRT's portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by HRT with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of the HRT's Trustees, Alliance may enter into agreements with other companies to assist with its administrative and management responsibilities to the HRT.

ALLIANCE CAPITAL MANAGEMENT L.P. Alliance, a leading international investment adviser, subject to the supervision of the Trustees of HRT, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is a publicly traded limited partnership incorporated in Delaware. At December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 14 years.

All of the HRT portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the portfolios' investment programs, making investment decisions for the portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable, and its main office is located at 1345 Avenue of the Americas, New York, New York 10105. Additional information regarding Alliance is located in the HRT prospectus, which directly follows this prospectus.

EQAT'S MANAGER. EQ Financial Consultants, Inc. ("EQF"), subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the EQAT. EQF is an investment adviser registered under the 1940 Act, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable.

EQF is responsible for providing management and administrative services to EQAT and selects the investment advisers for EQAT's portfolios, monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services Company assists EQF in the performance of its administrative responsibilities to the EQAT with other necessary administrative, fund accounting and compliance services. EQ Financial Consultants, Inc.'s main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQAT'S INVESTMENT ADVISERS. Rowe Price-Fleming International, Inc.; T. Rowe Price Associates, Inc.; Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Warburg Pincus Asset Management, Inc.; and Merrill Lynch Asset Management, L.P. serve as EQAT Advisers only for their respective EQAT portfolios.

Each EQAT Adviser furnishes EQAT's manager, EQF, with an investment program (updated periodically) for each of its portfolios, makes investment decisions on behalf of its EQAT portfolios, places all orders for the purchase and sale of investments for the portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

If an EQAT portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT portfolio's assets among EQAT Advisers may be changed at any time by EQF.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were approximately $70.2 billion on behalf of more than 2.7 million investors. MFS advises MFS Research, a domestic equity portfolio, and MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

MERRILL LYNCH ASSET MANAGEMENT L.P. Founded in 1976, Merrill Lynch Asset Management ("MLAM") is a dedicated asset management affiliate of Merrill Lynch & Co., Inc., a financial management and advisory company with more than a century of experience. As of December 31, 1997, MLAM along with its advisory affiliates held approximately $278 billion in investment company and other portfolio assets under management. MLAM advises Merrill Lynch Basic Value Equity, a domestic equity portfolio with a value approach to investing, and Merrill Lynch World Strategy, a global flexible asset allocation portfolio that invests in equities and fixed income securities worldwide. The company is located at 800 Scudders Mill Road, Plainsboro, NJ 08543.

MORGAN STANLEY ASSET MANAGEMENT INC. Morgan Stanley Asset Management ("MSAM") provides a broad range of portfolio management services to customers in the United States and abroad and serves as an investment adviser to numerous open-end and closed-end investment companies. MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care as of December 31, 1997. MSAM advises Morgan Stanley Emerging Markets Equity, an international equity portfolio. MSAM is a subsidiary of Morgan Stanley, Dean Witter & Co. and is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Investment Management, Inc. ("Putnam") has been managing mutual funds since 1937. As of December 31, 1997, Putnam and its affiliates managed more than $235 billion in assets. Putnam advises EQ/Putnam Growth & Income Value, a domestic equity portfolio, and EQ/Putnam Balanced, a balanced stock and bond portfolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. and is located at One Post Office Square, Boston, MA 02109.

T. ROWE  PRICE  ASSOCIATES,  INC.  AND ROWE  PRICE-FLEMING  INTERNATIONAL,  INC.
Founded in 1937, T. Rowe Price provides investment management to both individuals and institutions. With its affiliates, assets under management were over $126 billion as of December 31, 1997. T. Rowe Price advises T. Rowe Price Equity Income, a domestic equity portfolio. The company is located at 100 East Pratt Street, Baltimore, MD 21202.

Rowe Price-Fleming International, Inc., ("Price-Fleming") was founded as a joint venture between T. Rowe Price and Robert Fleming Holdings, Ltd., a diversified British investment organization. Price-Fleming's predominately non-U.S. assets under management were the equivalent of approximately $30 billion as of December 31, 1997. Price-Fleming advises T. Rowe Price International Stock, an international equity portfolio and is located at 100 East Pratt Street, Baltimore, MD 21202.

WARBURG PINCUS ASSET MANAGEMENT, INC. Warburg Pincus Asset Management, Inc. ("WPAM") is a professional investment advisory firm which provides services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. Assets under management were approximately $19.7 billion as of December 31, 1997. WPAM is indirectly controlled by Warburg, Pincus & Co., a New York partnership, which serves as a holding company of WPAM. WPAM advises Warburg Pincus Small Company Value, an aggressive equity portfolio. The company is located at 466 Lexington Avenue, New York, NY 10017.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its expected return and its risks. There is no guarantee that these objectives will be achieved.

The value of your money invested in these portfolios will fluctuate, and may be worth more or less than its original value when you or your beneficiaries redeem your policy or make withdrawals. The policies and objectives of the portfolios are as follows:

-------------------------------------------------------------------------------------------------------------------------
          PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SERIES:
DOMESTIC FIXED INCOME:
---------------------
Alliance Money Market           Primarily high-quality short-term money market      High level of current income
                                instruments.                                        while preserving assets and
                                                                                    maintaining liquidity.

Alliance Intermediate           Primarily debt securities issued or guaranteed      High current income consistent
   Government Securities        by the U.S. Government, its agencies and            with relative stability of
                                instrumentalities. Each investment will have a      principal.
                                final maturity of not more than 10 years or a
                                duration not exceeding that of a 10-year
                                Treasury note.

Alliance Quality Bond           Primarily investment grade fixed-income             High current income consistent
                                securities.                                         with preservation of capital.

AGGRESSIVE FIXED INCOME:
-----------------------

Alliance High Yield             Primarily  a  diversified  mix of high-yield,       High return by maximizing current
                                fixed-income   securities  involving  greater       income and, to the extent
                                volatility of price and risk of  principal  and     consistent  with that  objective,
                                income  than  high-quality fixed-income             capital appreciation.
                                securities. The medium- and lower-quality debt
                                securities which the Portfolio may invest are
                                commonly known as "junk bonds."
-------------------------------------------------------------------------------------------------------------------------
EQUITY SERIES:
DOMESTIC EQUITY:
----------------

T. Rowe Price Equity Income     Primarily dividend paying common stocks of          Substantial dividend income and
                                established companies.                              also capital appreciation.

EQ/Putnam Growth                Primarily common stocks that offer potential        Capital growth and,  secondarily,
   & Income Value               for capital growth and may,  consistent with the    current income.
                                Portfolio's  investment objective,  invest in
                                common   stocks  that  offer   potential  for
                                current income.

Alliance Growth & Income        Primarily income producing common stocks and        High total return through a
                                securities convertible into common stocks.          combination of current income and
                                                                                    capital appreciation.

Alliance Equity Index           Selected securities in the S&P's 500 Index (the     Total return performance (before
                                "Index") which the adviser believes will, in        trust expenses and Separate
                                the aggregate, approximate the performance          Account annual expenses) that
                                results of the Index.                               approximates the investment
                                                                                    performance of the Index
                                                                                    (including reinvestment of
                                                                                    dividends) at a risk level
                                                                                    consistent with that of the
                                                                                    Index.

Merrill Lynch Basic Value       Securities,  primarily  equities,  that the         Capital appreciation  and,
   Equity  Portfolio            adviser believes are undervalued and                 secondarily, income.
                                therefore represent basic investment value.

Alliance Common Stock           Primarily common stock and other equity-type        Long-term growth of capital and
                                instruments.                                        increasing income.

MFS Research                    A  substantial  portion  of  assets invested in     Long-term  growth of capital and
                                common stock or securities  convertible  into       future income.
                                common  stock of  companies  believed  by the
                                Portfolio  adviser  to  possess  better  than
                                average prospects for long-term growth.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
          PORTFOLIO                            INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY:
---------------------
Alliance Global                 Primarily   equity   securities   of non-United     Long-term   growth  of  capital.
                                States as well as United States companies.

Alliance International          Primarily equity securities selected                Long-term growth of capital.
                                principally to permit participation in
                                non-United States companies with prospects for
                                growth.

T. Rowe Price International     Primarily common stocks of established              Long-term growth of capital.
   Stock                        non-United States companies.

Morgan Stanley Emerging         Primarily equity securities of emerging market      Long-term capital appreciation.
   Markets Equity               country issuers with a focus on those in which
                                the Portfolio  adviser believes the economies
                                are  developing  strongly  and in  which  the
                                markets are becoming more sophisticated.

AGGRESSIVE EQUITY:
------------------

Alliance Aggressive Stock       Primarily common stocks and other   equity-type     Long-term   growth   of capital.
                                securities  issued by  medium-  and other
                                smaller-sized  companies  with  strong
                                growth potential.

Warburg Pincus Small Company    Primarily a portfolio of equity securities of       Long-term capital appreciation.
   Value                        small capitalization companies (i.e., companies
                                having market  capitalizations  of $1 billion
                                or less at the time of initial purchase) that
                                the   Portfolio   adviser   considers  to  be
                                relatively undervalued.

Alliance Small Cap Growth       Primarily U.S. common stock and other               Long-term growth of capital.
                                equity-type securities issued by smaller
                                companies with favorable growth prospects.

MFS Emerging Growth Companies   Primarily in common stocks of emerging growth       Long-term growth of capital.
                                companies that the Portfolio adviser believes
                                are early in their  life cycle but which have
                                the potential to become major enterprises.
-------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION SERIES:

Alliance Conservative           Diversified mix of publicly traded,                 High total return without, in the
   Investors                    fixed-income and equity securities; asset mix       adviser's opinion, undue risk to
                                and security selection are primarily based upon     principal.
                                factors expected to reduce risk. The Portfolio
                                is generally expected to hold approximately 70%
                                of its assets in fixed-income securities and
                                30% in equity securities.

EQ/Putnam Balanced              A well-diversified portfolio of stocks and          Balanced investment.
                                bonds that will produce both capital growth and
                                current income.

Alliance Balanced               Primarily  common stocks,  publicly traded debt     High return through a combination
                                securities and  high-quality  money market          of current income and capital
                                instruments.  The Portfolio is generally            appreciation.
                                expected to hold 50% of its assets in equity
                                securities and 50% in fixed-income securities.

Alliance Growth Investors       Diversified mix of publicly traded,                 High total return consistent with
                                fixed-income and equity securities; asset mix       the adviser's determination of
                                and security selection based upon factors           reasonable risk.
                                expected to increase possibility of high
                                long-term return. The Portfolio is generally
                                expected to hold approximately 70% of its
                                assets in equity securities and 30% in
                                fixed-income securities.

Merrill Lynch World Strategy    Primarily equity and fixed-income securities,       High total investment return.
                                including convertible securities, of U.S. and
                                foreign issuers.
-------------------------------------------------------------------------------------------------------------------------

Because you may invest Policy Account values in the Fund options described on the previous page, Survivorship 2000 offers an opportunity for the Policy Account value to appreciate more rapidly than it would under comparable fixed-benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Policy Account value may not appreciate as rapidly and indeed, may decrease in value.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are generally subject to regulation under these Acts. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT. You may accumulate amounts in the Guaranteed Interest Account by allocating net premiums and loan repayments to that Account, transferring amounts from the Funds to the Guaranteed Interest Account or earning interest on amounts you already have in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION in
Part 2 of this prospectus. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account.

The amount you have in the Guaranteed Interest Account at any time is the sum of all net premiums and loan repayments allocated to that Account, all transfers into that Account (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, that Account.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. We reserve the right to declare higher interest rates for higher Face Amount policies. See POLICY LOAN INTEREST in Part 2 of this prospectus. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Account at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Account on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Account to one or more of the Funds. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount shown in your policy, whichever is more. The minimum transfer amount is the minimum transfer amount shown in the policy or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:  DETAILED INFORMATION ABOUT SURVIVORSHIP 2000

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and smoker/non-smoker status of each of the insured persons, the initial Face Amount of the policy (the minimum Face Amount is $200,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of either insured person. See COST OF INSURANCE CHARGE in Part 2 of this prospectus. You may choose to pay a higher initial premium.

The minimum initial premium must be paid on or before the date on which the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the minimum initial premium is paid while the persons proposed to be insured are living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. Any additional premiums must be sent directly to our Administrative Office. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policy owner bears the risk of lapse or other consequences which may result from the effective non-payment.

If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insureds. You may review a copy of our Temporary Insurance Agreement on request.

On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to the Funds take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Information Page of your policy (the Policy Information Page), and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE in Part 2 of this prospectus.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Alliance Money Market Fund, and all monthly charges allocable to the Separate Account will be deducted from the Alliance Money Market Fund. On the Allocation Date, amounts in the Alliance Money Market Fund will be allocated to the Funds in accordance with your policy application. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Alliance Money Market Fund on the Allocation Date. See TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions after such date.

Although  premiums are flexible,  page 3 of your policy (the Policy  Information
Page) will show a "planned" periodic premium. You determine the planned premium (within limits set by us) when you apply for the policy. The planned premium is not necessarily designed to equal the amount of premium that will keep your policy in effect. You may make or skip a planned premium. We will send premium notices if you selected annual, semiannual or quarterly planned premiums.

The Policy Information Page will also show a "specified premium" if the policy's guaranteed minimum death benefit provision is available in your state. This specified premium is what we refer to in this prospectus as the guaranteed minimum death benefit premium. We measure actual premium payments against these hypothetical premiums in order to determine whether your policy is in default when the Net Cash Surrender Value is insufficient to pay monthly charges in any month. These are not required premium payments. See YOUR POLICY CAN TERMINATE in
Part 2 of this prospectus.

The guaranteed minimum death benefit premium is actuarially determined at issue based on the age, sex, smoker status and rating class of the insured persons. The guaranteed minimum death benefit premium will change if you request a Face Amount decrease, add or eliminate a rider, or if there is a change in either insured person's rating or smoker classification. We reserve the right to limit the amount of any premium payments you make which are in addition to your guaranteed minimum death benefit premium.

Generally, premiums may be paid at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states or automatic payment plans may require different minimum premium payments.) Except for Texas policyowners, this minimum may be increased if we give you 90 days written notice. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the last surviving insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any unpaid policy loan, any lien securing a Living Benefit payment and accrued interest. If the last surviving insured person dies during a grace period we will also deduct any overdue monthly deductions.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a variable death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the last surviving insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is designed to ensure that the policy meets the provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. We may apply a higher percentage multiple than that required by Federal tax law. This means that when the death benefit is calculated using those higher percentage multiples, the benefit will be higher than that otherwise necessary to continue to qualify your policy as life insurance. See TAX EFFECTS in Part 2 of this prospectus. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the last surviving insured person dies times a percentage based on the younger insured person's age (nearest birthday) at the beginning of the policy year of the last surviving insured person's death. The percentages decline with age and are shown on the Policy Information Page of your policy.

The death benefit is guaranteed if the amount of premiums you've paid, accumulated at 4% interest, less withdrawals, also accumulated at 4% interest, is at least equal to a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. In other words, we will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy, as long as you have not withdrawn or overloaned those amounts. This guaranteed minimum death benefit provision is not available in some jurisdictions, including New York, New Jersey and Massachusetts. You should check with your Equitable agent to determine whether the guaranteed minimum death benefit is available in your state.

CHANGES IN INSURANCE PROTECTION

REDUCING THE FACE AMOUNT. You may request a Face Amount decrease anytime after the first policy year by sending a signed written request to our Administrative Office. Any change will be subject to our approval. You may not reduce the Face Amount below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Our current procedure is to disapprove a requested decrease if it would cause a death benefit based upon the Policy Account percentage multiple to apply. See DEATH BENEFITS in Part 2 of this prospectus. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of reducing the Face Amount. If you reduce the Face Amount while the Estate Protector rider is in effect, the face amount of that rider will generally be reduced proportionately. See ADDITIONAL BENEFITS MAY BE AVAILABLE in Part 2 of this prospectus. Monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the reduction in Face Amount takes effect.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may request a change in the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction.

o If you change from OPTION B TO OPTION A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See DEDUCTIONS FROM YOUR POLICY ACCOUNT -- COST OF INSURANCE CHARGE in Part 2 of this prospectus. If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently.

WHEN POLICY CHANGES GO INTO EFFECT. A reduction in Face Amount or change in death benefit option will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because it might disqualify your policy as life insurance under applicable Federal income tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS in Part 2 of this prospectus.

MATURITY BENEFITS

If either or both of the insured persons are still living on the policy anniversary nearest the younger insured person's 100th birthday (the Maturity
Date), we will pay you a benefit in an amount equal to the Net Cash Surrender Value as of the Maturity Date, less any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS in Part 2 of this prospectus and YOUR PAYMENT OPTIONS in Part 3 of this prospectus.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our Living Benefit rider will be included with your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the sole surviving insured has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six-month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST in
Part 2 of this prospectus.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS in Part 2 of this prospectus. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. These benefits are subject to our rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available:

o ESTATE PROTECTOR RIDER under which an additional benefit is payable during the first four policy years if both insured persons die during this period. A monthly charge will be deducted from the Policy Account for this rider. This rider may not be cancelled but will automatically terminate four years from the policy's Register Date or the date the policy terminates, whichever is earlier.

o OPTION TO SPLIT UPON DIVORCE RIDER permits you to split the Survivorship 2000 policy into two other individual life insurance policies upon divorce, without evidence of insurability. A monthly charge will be deducted from the Policy Account for this rider. Certain conditions, as described in the rider, must be met before the rider's benefit can be exercised.

o OPTION TO SPLIT UPON FEDERAL TAX LAW CHANGE RIDER also permits you to split the Survivorship 2000 policy into two other individual life insurance policies, without evidence of insurability, if certain Federal tax law changes occur. These changes are described in the rider. There is no charge for this rider.

See TAX EFFECTS -- RIDERS in Part 2 of this prospectus for possible tax consequences of splitting a Survivorship 2000 policy.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the various Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES in Part 2 of this prospectus.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

A net investment factor is determined for each Fund every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation will include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is guaranteed not to exceed the current annual rate of .90%. See CHARGE AGAINST THE SEPARATE ACCOUNT in Part 2 of this prospectus. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Survivorship 2000 unit values, call (888) 855-5100.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any Fund to any other Fund or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT in Part 1 of this prospectus. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS in Part 2 of this prospectus.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amount transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service, which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Alliance Money Market Fund into the other Funds.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Alliance Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES in Part 2 of this prospectus.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Alliance Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of the sole surviving insured's death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. You may make transfers by telephone in two ways. You may use our telephone transfer service. In order to use the telephone transfer service, each policyowner must first complete and return an authorization form.
Authorization   forms  can  be
obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer. If you are the insured and owner of a policy, you may also call our toll-free Life Insurance Information Line, (888) 855-5100, from a touch-tone phone.

Telephone transfers may be requested on each day we are open to transact business. The transfer will be processed based on the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. You will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the requested loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from your amounts in the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate the loan, it will be allocated according to the deduction allocation percentages applicable to your Policy Account. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your value in each Fund bear to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loan and any additional amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. Loaned amounts will earn interest at a lower rate than the rate you are charged for policy loan interest. Currently, the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. Beginning in the twenty-first policy year, the rate we currently credit on loaned amounts is 1/2 of 1% less than the rate we charge for policy loan interest. Because Survivorship 2000 was offered for the first time in 1992, no reduction in the loan spread in the twenty-first policy year has yet been attained. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4%.

Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and anytime you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. While you have a policy loan and your policy is not in grace, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments applied as premium payments, you must specifically so indicate in writing at the time you make your payment. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed
Interest Account until the amount of any loan originally allocated to that Account has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the last surviving insured person, maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover the monthly deductions. See YOUR POLICY CAN TERMINATE and TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a policy loan.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while either of the insured persons is living, you may request a partial withdrawal of your Net Cash Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the Face Amount to fall below the minimum for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

ALLOCATION OF PARTIAL WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner described above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account and your Net Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS in Part 2 of this prospectus. The partial withdrawal and these reductions will be effective as of the date your withdrawal request is received at our Administrative Office. See TAX EFFECTS in Part 2 of this prospectus for the tax consequences of a reduction in benefits or a partial withdrawal.

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender your policy for its Net Cash Surrender Value (Policy Account minus any loan and accrued loan interest) at any time while either of the insured persons are living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our

Administrative Office. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS in
Part 2 of this prospectus for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge For Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .70% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. This charge is intended to compensate us in part for sales and promotional expenses in connection with selling Survivorship 2000, such as commissions, advertising, and the cost of preparing and printing sales literature and prospectuses.

The Premium Sales Charge in the first policy year is equal to 30% of premiums paid up to one "target premium," plus 3% of premiums paid in excess of the target premium in that year. The target premium is actuarially determined based upon the age, sex and smoker status of each of the insured persons. If your policy has a guaranteed minimum death benefit provision, a target premium equals one guaranteed minimum death benefit premium at issue, excluding premiums for riders and substandard ratings. The target premium is established at issue, and will be reduced if you request a Face Amount decrease or if there is a change from smoker to non-smoker status of an insured person. See COST OF INSURANCE CHARGE below.

If you paid at least one target premium in the first policy year, the Premium Sales Charge in each subsequent year is equal to 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year.

If you paid less than one target premium in the first policy year, the Premium Sales Charge in the second, third and fourth policy years is equal to 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to the lesser of one target premium or the highest amount of premiums paid in any prior year, plus 30% on premiums paid in excess of this amount until premiums paid in that year equal the target premium, plus 3% of premiums paid in excess of the target premium in that year. The Premium Sales Charge in policy years five and later is 7.5% (6% for joint insureds whose combined issue ages equal 134 or more) of premiums paid up to one target premium, plus 3% of premiums paid in excess of the target premium in each year.

Equitable currently intends to stop deducting the Premium Sales Charge at the end of the twentieth policy year. However, this is our current intention and is not guaranteed.

Paying less than one target premium in each of the first four policy years or paying more than one target premium in any policy year (including the first year) could reduce the policyowner's total Premium Sales Charge. For an example of the latter, assume that the target premium is $10,000 and that the policyowner would like to pay ten target premiums in a way that does not cause the policy to become a modified endowment contract. If the policyowner paid $20,000 (i.e., two times the amount of the target premium) in every other policy year up to the ninth policy year, the total Premium Sales Charge would be $7,500. If, however, the policyowner paid $10,000 in each of the first ten policy years, the total Premium Sales Charge would be $9,750.

Attempting to structure the timing and amount of premium payments to reduce the potential Premium Sales Charge is not recommended as it could increase the risk that your policy will terminate without value. Remember, a target premium is generally the equivalent of a guaranteed minimum death benefit premium. Therefore, delaying the payment of target premiums to later years could adversely effect the availability of the guaranteed minimum death benefit provision if, as a result of the delay, actual premium payments were less than the accumulation of guaranteed minimum death benefit premiums. If the policy's guaranteed minimum death benefit provision is not in effect and the Net Cash Surrender Value is insufficient to pay monthly deductions, the policy will lapse unless a required premium payment is made. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus. In addition, any acceleration of premium payments to early years should take into account the modified endowment seven-pay premium limit. If at any time the aggregate premiums paid exceed the policy's cumulative seven-pay limit, the policy will become a modified endowment and the policyowner may incur adverse tax consequences when distributions are made. See TAX EFFECTS in Part 2 of this prospectus.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charges. $0.07 per $1,000 of Face Amount during the first policy year, plus a $6 per month charge in each policy year to compensate us for administrative activities in connection with issuing and maintaining your policy, such as billing, policy transactions and policyowner communications. We may increase this latter charge, but we guarantee that it will never exceed $8 per month. All administrative charges are designed to reimburse us for expenses, and we do not expect to profit from them.

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured persons at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account. We may earn a profit from this charge.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables. The current monthly cost of insurance rates are determined based on the sex, age, rating class and smoker/non-smoker status of each of the insured persons and the policy year. Lower cost of insurance rates apply for insured persons who qualify as non-smokers. To qualify, an insured person must meet additional requirements that relate to smoking habits.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship 2000 policies sold in Montana and in other states for other special circumstances. In these cases the references to sex in this prospectus should be disregarded. Cost of insurance rates applicable to a policy issued with unisex rates would not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued with unisex rates. The guaranteed cost of insurance rates for Survivorship 2000 are based on the Commissioner's 1980 Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and rating class.

Charges For Additional Benefits. The charges for any additional benefits you choose will be deducted monthly. The amount and duration of these charges are shown on the Policy Information Page.

Guaranteed Minimum Death Benefit Charge. One cent per $1,000 of Face Amount of insurance is deducted monthly to compensate us for the risk we assume by guaranteeing a death benefit, no matter how unfavorable investment experience may be, as long as the accumulated premiums you've paid, less withdrawals, exceed a guaranteed minimum death benefit premium fund and any policy loan does not exceed the Cash Surrender Value. This charge will be deducted only for those policies that contain a guaranteed minimum death benefit provision regardless of whether the guaranteed minimum death benefit premiums are paid. See YOUR POLICY CAN TERMINATE in Part 2 of this prospectus. This charge will be assessed as long as your policy remains in force.

Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, we may charge fees for certain policy transactions. See PARTIAL WITHDRAWALS AND SURRENDER, LIVING BENEFIT OPTION and TRANSFERS OF POLICY ACCOUNT VALUE in Part 2 of this prospectus for a description of policy transaction fees. Also, if you request more than one illustration in a policy year, we may charge a fee. See INDIVIDUAL ILLUSTRATIONS in Part 4 of this prospectus.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE in
Part 2 of this prospectus.

o A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. We make a charge for these mortality and expense risks at an effective annual rate applied to the value of the assets in the Separate Account attributable to Survivorship 2000. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the Funds. See TAX EFFECTS in Part 2 of this prospectus.

CHARGES OF THE TRUSTS. The Funds purchase Class IA shares of the HRT or Class IB shares of the EQAT, respectively, at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, 12b-1 distribution fee charges (for Class IB shares) and certain other operating expenses. The Trusts do not impose a sales charge. See DEDUCTIONS AND CHARGES in the Summary and HRT'S MANAGER AND INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

ADDITIONAL INFORMATION ABOUT SURVIVORSHIP 2000

YOUR POLICY CAN TERMINATE. Your insurance coverage will continue as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. If the Net Cash Surrender Value at the beginning of a policy month is less than such deductions for that month, your policy will go into default unless the operation of the guaranteed minimum death benefit provision results in a waiver of the monthly deductions. The guaranteed minimum death benefit provision is not available in some jurisdictions, including New York and New Jersey.

Under the guaranteed minimum death benefit provision, we compare the guaranteed minimum death benefit premium fund with the actual premium fund in order to determine whether your coverage remains in effect. If the actual premium fund is equal to or greater than the guaranteed minimum death benefit premium fund and any policy loan outstanding does not exceed the Cash Surrender Value, then monthly deductions in excess of the Net Cash Surrender Value will be waived for that policy month and the policy will not go into default. If there is a loan outstanding that exceeds the Cash Surrender Value, the policy will be in default. The policy will also be in default if the actual premium fund is less than the guaranteed minimum death benefit premium fund.

The guaranteed minimum death benefit premium fund for any policy month is the accumulation of all the "specified premiums" shown on the Policy Information Page up to that month, at 4% interest. The actual premium fund for any policy month is the accumulation of all the premiums actually paid under the policy at 4% interest, less all withdrawals accumulated at 4% interest.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will approximate an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period you may not transfer Policy Account value, decrease the Face Amount, make a partial withdrawal or change the death benefit option.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions and any unpaid loan and accrued loan interest. We will inform you, and any assignees, at last known addresses, that your policy has ended without value. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of a policy termination.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if the insured persons who were living on the date the policy terminates are still alive, you provide evidence of insurability on those insured persons that is satisfactory to us, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; and (iii) the charge for taxes and the Premium Sales Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account.

The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS in Part 2 of this prospectus for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions of policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When the applications for a Survivorship 2000 policy are completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the applications and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, we will either refund any premium paid or reinstate a prior policy.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years, months and anniversaries (annual and monthly). Charges and deductions under the policy are first made as of the Register Date, even when we have permitted an early Register Date as set forth below. For information on such charges and deductions, see DEDUCTIONS FROM YOUR POLICY ACCOUNT in Part 2 of this prospectus. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS in Part 2 of this prospectus.

Generally, we determine the Register Date based upon when we receive your minimum initial premium. In most cases:

o If you submit at least the minimum initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date Part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive a payment equal to or greater than the minimum initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer-sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policyowners to delay a Register Date (up to three months) in employer-sponsored cases. Additionally, policies that would otherwise receive a Register Date of the 29th, 30th or 31st of any month will receive a Register Date of the 28th of that month.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the minimum initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full minimum initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will also be the date the minimum initial premium is received at our Administrative Office. Remember, the amount of your first net premium to be allocated to the Funds will initially be allocated to the Money Market Fund of the Separate Account until the Allocation Date. See FLEXIBLE PREMIUMS in Part 2 of this prospectus. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office.

Generally, when we refer to the age of an insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the current Federal income tax laws as currently interpreted on Survivorship 2000 policies owned by U.S. resident individuals. The tax effects on corporations, other business entities, other non-natural persons such as trusts, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. A Survivorship 2000 policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code of 1986, as amended (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Survivorship 2000 will meet these requirements, and that:

o the death benefit received by the beneficiary under your Survivorship 2000 policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a surrender, loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer your ownership of the policy. Certain transfers for value may subject the transferor to income tax and result in the transferee becoming subject to income tax on death proceeds to the extent such proceeds exceed the transferee's investment in the policy. A gift or bequest of a policy subject to a loan may be viewed as a part sale, part gift transaction and can also trigger income tax consequences. Consult your tax adviser before any transfer of your policy.

The Federal income tax consequences of a distribution from your policy will depend among other things on whether your policy is determined to be a "modified endowment." The character of any income recognized under your policy will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your policy are reduced for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

Whether or not your policy is a modified endowment, changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. Such changes can also affect the tax treatment of prior distributions made during the same taxable year or in anticipation of a reduction in benefits (generally within two years before a reduction in benefits). See POLICY CHANGES on the next page.

IF YOUR SURVIVORSHIP 2000 POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will generally not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent of any gain in your policy (to the extent your Policy Account value exceeds your Basis in your policy). The portion subject to tax will depend upon a complex formula depending in part upon the ratio of your death benefit to the Policy Account value (or, in some cases, the premiums paid) under your policy and the ages of the insured persons at the time of the withdrawal. For example, a partial withdrawal from a heavily funded policy or a withdrawal from a policy where the benefits have been or within the next two years will be substantially reduced can cause all or a portion of the distribution to be taxable to the extent of gain in your policy.

If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will generally apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax, and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described under POLICY PROCEEDS on the previous page even though you may be able to restore your policy. For tax purposes, some restorations may be treated as the purchase of a new insurance contract.

LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trust, intends to comply with these requirements in order to avoid such occurrence.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

RIDERS. Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences including but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We may make changes in the policy or its riders or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. Proposed Treasury Regulations concerning what constitutes reasonable mortality and expense charges in testing whether a policy qualifies as life insurance would, if finalized as now proposed, provide stricter rules for policies covering more than one life. As currently drafted the rules would only apply to policies issued after the regulations are finalized, causing such policies to generally provide increased levels of death benefits relative to policy account values. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. When the last surviving insured dies, the death benefit will generally be includable in the policyowner's estate for purposes of Federal estate tax if the insured owned the policy. If the policyowner is not the insured person, under certain conditions only the fair market value of the policy would be included upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance, generation skipping and other taxes.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a joint life policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only two individuals, and such individuals are, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy and his/her spouse. Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy (e.g., pursuant to a split-dollar agreement), the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner and his/her spouse applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund of the Separate Account for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold Federal income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. States may also require us to withhold tax on payments to you. In the case of non-U.S. residents and/or non-U.S. citizens special withholding rules will apply. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3:  ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in Class IA or Class IB shares of the corresponding portfolios of the HRT or the EQAT, respectively. Equitable is the legal owner of the shares of each Trust and will attend, and has the right to vote at, any meeting of the HRT's or EQAT's shareholders. Among other things, we may vote on any matters described in either Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of HRT or EQAT shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any HRT or EQAT shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the HRT or EQAT in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the HRT or EQAT portfolios corresponding to the Funds to which your Policy Account is allocated. The number of HRT or EQAT shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding portfolio as of the record date set by either HRT's or EQAT's Board for its respective shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the particular shareholder meeting. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing instructions. In certain cases, we may disregard instructions relating to changes in a portfolio's adviser or its investment policies. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o  add Funds to, or remove Funds from, the Separate Account, combine two or more
   Funds  within  the  Separate   Account,   or  withdraw   assets  relating  to
   Survivorship 2000 from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that Fund to another Fund or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated payment plan), transfers of amounts between Funds and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the lifetimes of both insured persons, for two years from the date the policy was issued.

o We cannot challenge any policy change that requires evidence of insurability or any restoration of the policy after the change or restoration has been in effect for two years during the lifetime of any insured person living at the time the change or restoration takes effect.

If the last surviving insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. Some states may require that we measure these times in some other way. If an insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at that insured person's correct age and sex.

If the last surviving insured person commits suicide within two years after the date on which the policy was issued or following a policy change that increases the death benefit, the death benefit will be limited as described in the policy. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments such as the Net Cash Surrender Value may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. See YOUR BENEFICIARY below. If you do not arrange for a specific form of payment before the last surviving insured person dies, the beneficiary will be paid through the Equitable Access Account.(TM) The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS on the next page. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the last surviving insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. While either or both of the insured persons are living, you may change the beneficiary by writing to our Administrative Office. You can name more than one beneficiary. Beneficiaries may be classed as primary and contingent beneficiaries. When two or more persons are named in a class they will share equally unless you have specified their respective shares. If no beneficiary is living when the last surviving insured person dies, we will pay the death benefit in equal shares to such insured person's surviving children. If there are no surviving children, we will pay the death benefit to that insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason, if we agree. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the last surviving insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of Net Cash Surrender Value withdrawal or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Survivorship 2000 policy may vary somewhat from jurisdiction to jurisdiction.

The Survivorship 2000 policy (Plan No. 92-500) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable may vary the charges and other terms of Survivorship 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Survivorship 2000 policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934
Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EQF was paid a fee of $325,380 annually for its services as distributor of our policies.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of EQ Financial Consultants. The agent who sells you this policy receives sales commissions from Equitable. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 4% of the premiums paid; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Agents with limited years of service may be paid differently. Commissions paid to agents based upon refunded premiums may be recovered.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of EQ Financial Consultants or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

LEGAL PROCEEDINGS

We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1997, 1996 and 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Survivorship 2000 policies. They should not be considered as bearing upon the investment experience of the Funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000 and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third-party service providers, there should be no material adverse effect on our ability to perform these functions.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director of Equitable since July 1992. Chairman and Chief Officer of Rhone-Poulenc S.A.
Rhone-Poulenc  S.A.                     Member  of the Supervisory Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director, Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of  various  Equitable  affiliates.  Previously  held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company   ("Casualty")   and   EQAT  (since March  1997).   Previously   held   other
                                        officerships   with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President and Chief  Marketing  Officer  since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado (since January 1995). Previously held other  officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty, since September 1997. Previously held other  officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company, both since September 1995. Previously held other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996,  Equitable.  Director,  EQF. Previously held other  officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------

PART 4:  ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how the death benefits and Cash Surrender Values ("policy benefits") under a hypothetical Survivorship 2000 policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each Fund, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment Funds. The tables are for a standard risk male non-smoker, age 55, and a standard risk female non-smoker, age 50. Planned premiums of $13,580 for an initial Face Amount of $1,000,000 are assumed to be paid at the beginning of each policy year.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in policy year twenty, the current charges reflect the termination of the Premium Sales Charge, which is not guaranteed. See DEDUCTIONS FROM YOUR PREMIUMS in Part 2 of this prospectus. The tables also assume daily charges against the Separate Account Funds of .90% for mortality and expense risks, .59% for investment management (the average of the advisory fees payable with respect to each HRT and EQAT portfolio, based on average net assets for
1997), and .04% for other Trust expenses. The assumption for other Trust expenses equals the weighted average of other expenses of the HRT and EQAT portfolios based on average net assets for 1997 (including any 12b-1 fees, if applicable). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.53%, on 6% it would be 4.38% and on 12% it would be 10.29%. Remember, however, that investment management fees and other Trust expenses vary by portfolio. See HRT'S MANAGER AND INVESTMENT ADVISER, EQAT'S MANAGER and EQAT'S INVESTMENT ADVISERS in Part 1 of this prospectus.

The tables assume first year monthly administrative charges of $0.07 per $1,000 of Face Amount and $6 per month, and a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $6 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, without regard to taxes, of 5% compounded annually. These columns show that if a policy is surrendered in its very early years, the Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (without regard to taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured persons, standard risk assumptions and an initial Face Amount and planned premium of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the planned premium you have chosen and the insured persons' actual risk classes. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Net Cash Surrender Value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE
PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                            ASSUMING CURRENT CHARGES


-------------------------------------------------------------------------------------------------------------------------

                                             DEATH BENEFIT(2)                            CASH SURRENDER VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
END OF                                  ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     ------------------------------------------       ---------------------------------------
 YEAR            PREMIUMS(1)         0%             6%             12%                0%           6%           12%
 ----            -----------    ------------  --------------  ------------       ------------ -----------  ------------
   1            $  14,259         $1,000,000    $1,000,000      $1,000,000        $    8,048   $    8,561   $     9,073
   2               29,231          1,000,000     1,000,000       1,000,000            19,766       21,494        23,283
   3               44,951          1,000,000     1,000,000       1,000,000            31,242       34,930        38,890
   4               61,458          1,000,000     1,000,000       1,000,000            42,470       48,880        56,026
   5               78,790          1,000,000     1,000,000       1,000,000            53,446       63,360        74,844

   6               96,988          1,000,000     1,000,000       1,000,000            64,181       78,401        95,526
   7              116,097          1,000,000     1,000,000       1,000,000            74,655       94,004       118,240
   8              136,161          1,000,000     1,000,000       1,000,000            84,853      110,177       143,184
   9              157,228          1,000,000     1,000,000       1,000,000            94,762      126,931       170,575
  10              179,348          1,000,000     1,000,000       1,000,000           104,374      144,280       200,660

  15              307,689          1,000,000     1,000,000       1,146,564           147,069      240,033       401,598

  20              471,487          1,000,000     1,000,000       1,723,293           179,463      352,555       717,740

  25              680,541          1,000,000     1,000,000       2,447,447           198,281      486,920     1,205,639

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                     INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
                                     ON CASH SURRENDER VALUES                      ON DEATH BENEFIT
                                  ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
END OF                               ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF
POLICY           ACCUMULATED    -----------------------------------      --------------------------------------
 YEAR            PREMIUMS(1)       0%           6%         12%               0%           6%           12%
 ----            -----------    ---------  ----------- -----------      -----------  ------------ ------------
   1            $  14,259        - 40.73%    - 36.96%    - 33.19%         7,263.76%    7,263.76%    7,263.76%
   2               29,231        - 19.41     - 14.62      - 9.84            709.58       709.58       709.58
   3               44,951        - 12.70      - 7.50      - 2.31            281.01       281.01       281.01
   4               61,458         - 9.61      - 4.18        1.24            161.03       161.03       161.03
   5               78,790         - 7.88      - 2.30        3.26            108.39       108.39       108.39

   6               96,988         - 6.78      - 1.10        4.56             79.68        79.68        79.68
   7              116,097         - 6.04      - 0.28        5.46             61.90        61.90        61.90
   8              136,161         - 5.52        0.31        6.11             49.92        49.92        49.92
   9              157,228         - 5.14        0.76        6.60             41.37        41.37        41.37
  10              179,348         - 4.85        1.10        6.99             34.99        34.99        34.99

  15              307,689         - 4.19        2.02        8.10             18.25        18.25        19.74

  20              471,487         - 4.14        2.42        8.56             11.26        11.26        15.58

  25              680,541         - 4.44        2.67        8.75              7.55         7.55        13.15

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

---------------------------------------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE
PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                            MALE AGE 55/FEMALE AGE 50
                                  NON-SMOKER              DEATH BENEFIT OPTION A
                           ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------------

                                             DEATH BENEFIT(2)                            CASH SURRENDER VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
END OF                                  ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     ------------------------------------------       --------------------------------------
 YEAR            PREMIUMS(1)         0%             6%             12%                0%           6%           12%
 ----            -----------     ------------  --------------  ------------       ------------ -----------  ------------
   1            $  14,259         $1,000,000    $1,000,000     $1,000,000        $   8,038    $    8,549    $     9,062
   2               29,231          1,000,000     1,000,000      1,000,000           19,697        21,422         23,209
   3               44,951          1,000,000     1,000,000      1,000,000           31,088        34,766         38,716
   4               61,458          1,000,000     1,000,000      1,000,000           42,195        48,582         55,705
   5               78,790          1,000,000     1,000,000      1,000,000           53,000        62,870         74,306

   6               96,988          1,000,000     1,000,000      1,000,000           63,480        77,622         94,660
   7              116,097          1,000,000     1,000,000      1,000,000           73,611        92,833        116,924
   8              136,161          1,000,000     1,000,000      1,000,000           83,365       108,490        141,268
   9              157,228          1,000,000     1,000,000      1,000,000           92,710       124,582        167,880
  10              179,348          1,000,000     1,000,000      1,000,000          101,607       141,086        196,965

  15              307,689          1,000,000     1,000,000      1,107,426          137,193       228,382        387,890

  20              471,487          1,000,000     1,000,000      1,604,920          147,712       316,241        668,438

  25              680,541          1,000,000     1,000,000      2,116,774          107,283       387,407      1,042,746

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                      INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
                                      ON CASH SURRENDER VALUES                      ON DEATH BENEFIT
                                   ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
END OF                                ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF
POLICY           ACCUMULATED     -----------------------------------      --------------------------------------
 YEAR            PREMIUMS(1)        0%           6%         12%               0%           6%           12%
 ----            -----------     ----------  ----------- -----------      -----------  ------------ ------------
   1            $  14,259         - 40.81%    - 37.04%    - 33.27%         7,263.76%    7,263.76%    7,263.76%
   2               29,231         - 19.60     - 14.82     - 10.03            709.58       709.58       709.58
   3               44,951         - 12.92      - 7.72      - 2.53            281.01       281.01       281.01
   4               61,458          - 9.85      - 4.42        1.01            161.03       161.03       161.03
   5               78,790          - 8.15      - 2.55        3.02            108.39       108.39       108.39

   6               96,988          - 7.09      - 1.38        4.30             79.68        79.68        79.68
   7              116,097          - 6.40      - 0.59        5.18             61.90        61.90        61.90
   8              136,161          - 5.92      - 0.03        5.81             49.92        49.92        49.92
   9              157,228          - 5.58        0.38        6.29             41.37        41.37        41.37
  10              179,348          - 5.35        0.69        6.66             34.99        34.99        34.99

  15              307,689          - 5.13        1.42        7.70             18.25        18.25        19.37

  20              471,487          - 6.25        1.43        7.97             11.26        11.26        15.02

  25              680,541         - 10.63        1.00        7.82              7.55         7.55        12.26

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

----------------------------------------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE
PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                            ASSUMING CURRENT CHARGES

------------------------------------------------------------------------------------------------------------------------

                                             DEATH BENEFIT(2)                            CASH SURRENDER VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
END OF                                  ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     ------------------------------------------       --------------------------------------
 YEAR            PREMIUMS(1)         0%             6%             12%                0%           6%           12%
 ----            -----------     ------------  --------------  ------------       ------------ -----------  ------------
   1           $  14,259         $1,008,048     $1,008,560      $1,009,073        $  8,048     $  8,560     $    9,073
   2              29,231          1,019,764      1,021,492       1,023,281          19,764       21,492         23,281
   3              44,951          1,031,237      1,034,924       1,038,883          31,237       34,924         38,883
   4              61,458          1,042,455      1,048,862       1,056,005          42,455       48,862         56,005
   5              78,790          1,053,414      1,063,321       1,074,798          53,414       63,321         74,798

   6              96,988          1,064,125      1,078,331       1,095,438          64,125       78,331         95,438
   7             116,097          1,074,562      1,093,883       1,118,084          74,562       93,883        118,084
   8             136,161          1,084,707      1,109,981       1,142,920          84,707      109,981        142,920
   9             157,228          1,094,544      1,126,626       1,170,149          94,544      126,626        170,149
  10             179,348          1,104,058      1,143,822       1,199,997         104,058      143,822        199,997

  15             307,689          1,145,616      1,237,507       1,397,419         145,616      237,507        397,419

  20             471,487          1,175,082      1,343,308       1,707,865         175,082      343,308        707,865

  25             680,541          1,186,618      1,456,727       2,415,932         186,618      456,727      1,190,114

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                      INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
                                      ON CASH SURRENDER VALUES                      ON DEATH BENEFIT
                                   ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
END OF                                ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF
POLICY           ACCUMULATED     -----------------------------------      --------------------------------------
 YEAR            PREMIUMS(1)        0%           6%         12%               0%           6%           12%
 ----            -----------     ----------  ----------- -----------      -----------  ------------ ------------
   1           $  14,259          - 40.73%    - 36.96%    - 33.19%         7,323.03%    7,326.80%    7,330.58%
   2              29,231          - 19.41     - 14.63      - 9.84            718.00       718.74       719.49
   3              44,951          - 12.71      - 7.51      - 2.32            285.37       285.88       286.43
   4              61,458           - 9.62      - 4.19        1.23            164.18       164.64       165.16
   5              78,790           - 7.89      - 2.32        3.24            110.98       111.45       111.99

   6              96,988           - 6.81      - 1.13        4.54             81.96        82.45        83.03
   7             116,097           - 6.08      - 0.31        5.42             63.97        64.49        65.12
   8             136,161           - 5.56        0.27        6.07             51.85        52.40        53.10
   9             157,228           - 5.18        0.71        6.55             43.19        43.78        44.55
  10             179,348           - 4.91        1.04        6.93             36.73        37.36        38.21

  15             307,689           - 4.33        1.90        7.98             19.74        20.57        21.89

  20             471,487           - 4.40        2.18        8.44             12.56        13.62        15.51

  25             680,541           - 4.99        2.21        8.67              8.65         9.95        13.07

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

----------------------------------------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                SURVIVORSHIP 2000
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           FLEXIBLE PREMIUM JOINT SURVIVORSHIP VARIABLE LIFE INSURANCE
PLANNED PREMIUM $13,580                           INITIAL FACE AMOUNT $1,000,000
                            MALE AGE 55/FEMALE AGE 50
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES

------------------------------------------------------------------------------------------------------------------------

                                             DEATH BENEFIT(2)                            CASH SURRENDER VALUE(2)
                                       ASSUMING HYPOTHETICAL GROSS                    ASSUMING HYPOTHETICAL GROSS
END OF                                  ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     ------------------------------------------       --------------------------------------
 YEAR            PREMIUMS(1)         0%             6%             12%                0%           6%           12%
 ----            -----------     ------------  --------------  ------------       ------------ -----------  ------------
   1            $  14,259         $1,008,037   $1,008,549       $1,009,061        $  8,037     $  8,549     $    9,061
   2               29,231          1,019,695    1,021,420        1,023,206          19,695       21,420         23,206
   3               44,951          1,031,079    1,034,756        1,038,705          31,079       34,756         38,705
   4               61,458          1,042,173    1,048,556        1,055,674          42,173       48,556         55,674
   5               78,790          1,052,953    1,062,813        1,074,238          52,953       62,813         74,238

   6               96,988          1,063,393    1,077,512        1,094,524          63,392       77,512         94,524
   7              116,097          1,073,461    1,092,638        1,116,673          73,461       92,638        116,673
   8              136,161          1,083,124    1,108,165        1,140,832          83,124      108,165        140,832
   9              157,228          1,092,340    1,124,065        1,167,161          92,340      124,065        167,161
  10              179,348          1,101,061    1,140,295        1,195,821         101,061      140,295        195,821

  15              307,689          1,134,511    1,223,688        1,379,893         134,511      223,688        379,893

  20              471,487          1,138,572    1,296,353        1,645,360         138,572      296,353        645,360

  25              680,541          1,084,921    1,320,860        2,037,358          84,921      320,860      1,003,625

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                      INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
                                      ON CASH SURRENDER VALUES                      ON DEATH BENEFIT
                                   ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
END OF                                ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF
POLICY           ACCUMULATED     -----------------------------------      --------------------------------------
 YEAR            PREMIUMS(1)        0%           6%         12%               0%           6%           12%
 ----            -----------     ----------  ----------- -----------      -----------  ------------ ------------
   1            $  14,259         - 40.82%    - 37.05%    - 33.27%         7,322.95%    7,326.72%    7,330.49%
   2               29,231         - 19.61     - 14.82     - 10.04            717.97       718.71       719.46
   3               44,951         - 12.94      - 7.74      - 2.54            285.35       285.86       286.40
   4               61,458          - 9.87      - 4.44        0.99            164.16       164.62       165.14
   5               78,790          - 8.18      - 2.58        2.99            110.96       111.43       111.96

   6               96,988          - 7.13      - 1.42        4.26             81.93        82.42        83.00
   7              116,097          - 6.45      - 0.65        5.12             63.94        64.46        65.09
   8              136,161          - 5.98      - 0.10        5.74             51.82        52.36        53.06
   9              157,228          - 5.67        0.30        6.21             43.15        43.74        44.50
  10              179,348          - 5.45        0.59        6.56             36.68        37.30        38.15

  15              307,689          - 5.39        1.16        7.46             19.63        20.45        21.76

  20              471,487          - 6.97        0.82        7.67             12.31        13.34        15.22

  25              680,541         - 13.47      - 0.44        7.57              8.08         9.33        12.03

----------------------

(1) Assumes net interest of 5% compounded  annually.
(2) Assumes no policy loan has been made.

----------------------------------------------------------------------------------------------------------------

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse  LLP
------------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Survivorship 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Alliance Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust plus performance of other Alliance funds with investment policies and objectives similar to those of the Alliance Small Cap Growth portfolio, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to EQAT portfolios and are managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------
 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17
Inflation Adjusted
Since 1926..............          7.58            1.96             2.46             2.02            0.58

-------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500)-- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills-- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------


                                      A-2